UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2017

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 22, 2017, Kinder Morgan, Inc. filed a Form 8-K (the “Initial Form 8-K”) that included an exhibit for which confidential treatment was requested from the Securities and Exchange Commission. The sole purpose of this amendment is to refile Exhibit 10.1, for which confidential treatment was requested, to include certain information that was previously redacted pursuant to the confidential treatment request. Exhibit 10.1 hereto supersedes in its entirety Exhibit 10.1 previously filed with the Initial Form 8-K. Other than disclosing certain information that was previously redacted, the exhibit filed with this Form 8-K/A remains unchanged from the exhibit filed with the Initial Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Credit Agreement, dated June 16, 2017, among Kinder Morgan Cochin ULC and Trans Mountain Pipeline ULC and the lenders party thereto *

* Portions of the exhibit have been omitted pursuant to 17 CFR 240.24b-2 and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: August 25, 2017	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1                        Credit Agreement, dated June 16, 2017, among Kinder Morgan Cochin ULC and Trans Mountain Pipeline ULC and the lenders party thereto *

* Portions of the exhibit have been omitted pursuant to 17 CFR 240.24b-2 and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.